UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 11, 2022

CIM Real Estate Finance Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 000-54939

Maryland		27-3148022
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
2398 East Camelback Road, 4th Floor
Phoenix,	Arizona	85016
(Address of principal executive offices)		(Zip Code)
	(602)	778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.
As previously reported, on December 20, 2021, certain subsidiaries (collectively, the “Seller”) of CIM Real Estate Finance Trust, Inc. (the “Company” or “CMFT”) entered into an Agreement of Purchase and Sale, as amended (the “Purchase and Sale Agreement”) with American Finance Trust, Inc. (now known as The Necessity Retail REIT, Inc.) (NASDAQ: AFIN) (“AFIN”), American Finance Operating Partnership, L.P. (now known as The Necessity Retail REIT Operating Partnership, L.P.) (“AFIN OP”), and certain of their subsidiaries (collectively, the “Purchaser”). The Purchaser is not affiliated with the Seller. Under the terms of the Purchase and Sale Agreement, the Seller agreed to sell to the Purchaser 79 shopping centers and two single-tenant properties encompassing approximately 9.5 million gross rentable square feet of commercial space across 27 states for total consideration of $1.32 billion (the “Purchase Price”). The Purchase Price includes the Purchaser’s option to seek the assumption of certain existing debt, and Purchaser’s issuance of up to $53.4 million in value of AFIN’s Class A common stock, par value $0.01 per share (“AFIN Common Stock”), or Class A units in AFIN OP (“AFIN OP Units”), subject to certain limits described more fully in the Purchase and Sale Agreement.
The sale of 44 of the properties under contract for sale pursuant to the Purchase and Sale Agreement closed on February 11, 2022 for total consideration of $557.0 million, which consists of $530.3 million in cash proceeds (inclusive of $9.6 million in earnout proceeds) and $26.7 million of AFIN Common Stock, which shares are restricted and subject to certain registration rights as described in the Purchase and Sale Agreement. The remaining 37 properties are expected to close in phases during the first and early second quarter of 2022.
After the repayment of approximately $348.2 million of debt and $6.7 million of certain transaction costs, the Company will redeploy the net sale proceeds into investments in senior secured loans and credit leases, consistent with its core business strategy as a credit-focused real estate investment trust.

Item 9.01	Financial Statements and Exhibits.
Explanatory Note
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company is providing the pro forma financial information required by Item 9.01 related to the sale of 44 properties on February 11, 2022 (the “Initial Closing”), along with the remaining 37 properties expected to close during 2022 (the “Proposed Closing”).
In addition, as previously reported, on December 16, 2021, the Company completed a merger (the “Merger”) with CIM Income NAV, Inc. (“CIM Income NAV”), pursuant to the Agreement and Plan of Merger, dated as of September 21, 2021, by and among the Company, Cypress Merger Sub, LLC, a wholly owned subsidiary of the Company (“Merger Sub”), and CIM Income NAV. The merger was a stock-for-stock transaction whereby CIM Income NAV merged into a wholly-owned subsidiary of CMFT.
The accompanying unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2021 is presented as if each of the Merger, the Initial Closing and the Proposed Closing had occurred on September 30, 2021. The accompanying unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended September 30, 2021 and for the year ended December 31, 2020 are presented as if each of the Merger, the Initial Closing and the Proposed Closing had occurred on January 1, 2020.
The accompanying unaudited pro forma condensed consolidated financial statements reflect all adjustments that, in the opinion of management, are necessary to present fairly the pro forma financial position and results of operations of the Company as of and for the periods indicated; however, the accompanying unaudited pro forma condensed consolidated financial statements are not intended to be indicative of the financial position or results of operations that would have actually occurred nor do they purport to represent the financial position or results of operations for future periods. The retrospectively adjusted financial position and results of operations for the indicated periods when reported in the post-sale periodic reports may differ from the pro forma financial statements presented herein. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes accompanying the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2021 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. The unaudited pro forma condensed consolidated statements of operations do not include the impact of any strategies that management may have considered in order to efficiently manage the Company's operations had the sale occurred on January 1, 2020. Pro forma adjustments have not been made in the accompanying pro forma condensed consolidated statements of operations of the Company for the estimated gain on disposition resulting from the sale, for any reimbursements or payments resulting from the sale, or for the use of proceeds resulting from the sale.

Financial Statements and Exhibits
(b) Pro Forma Financial Information
Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2021 (Unaudited)	4
Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2021 (Unaudited)	5
Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2020 (Unaudited)	6
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	7

(c) Shell Company Transactions
None

(d) Exhibits
None

CIM REAL ESTATE FINANCE TRUST, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2021
(in thousands, except share and per share amounts) (Unaudited)

	CMFT	CIM Income NAV	Merger Transaction Accounting Adjustments		Combined Company Pro - Forma	Disposition Transaction Accounting Adjustments				CMFT
	As Reported	As Reported				Initial Closing		Proposed Closing		Pro - Forma
	(a)	(a)				(b)		(b)
ASSETS
Real estate assets:
Land	$812,308	$133,030	$26,540	(c)	$971,878	$(129,785)		$(195,284)		$646,809
Buildings, fixtures and improvements	2,145,479	610,753	30,510	(c)	2,786,742	(463,051)		(620,239)		1,703,452
Intangible lease assets	347,370	103,021	9,854	(c)	460,245	(56,037)		(86,511)		317,697
Condominium developments	189,277	—	—		189,277	—		—		189,277
Total real estate assets, at cost	3,494,434	846,804	66,904	(c)	4,408,142	(648,873)		(902,034)		2,857,235
Less: accumulated depreciation and amortization	(459,138)	(117,313)	117,313	(d)	(459,138)	94,597		149,756		(214,785)
Total real estate assets, net	3,035,296	729,491	184,217		3,949,004	(554,276)		(752,278)		2,642,450
Investments in CIM UII Onshore, net	—	53,032	—		53,032	—		—		53,032
Investments in marketable securities	—	15,774	—		15,774	26,694	(e)	26,694	(e)	69,162
Total real estate assets, equity investments and marketable securities, net	3,035,296	798,297	184,217		4,017,810	(527,582)		(725,584)		2,764,644
Real estate-related securities	185,247	—	—		185,247	—		—		185,247
Loans held-for-investment and related receivables, net	1,462,292	—	—		1,462,292	—		—		1,462,292
Less: Allowance for credit losses	(11,219)	—	—		(11,219)	—		—		(11,219)
Total loans held-for-investment and related receivables, net	1,451,073	—	—		1,451,073	—		—		1,451,073
Cash and cash equivalents	289,840	8,859	(6,171)	(f)	292,528	175,482	(g)	259,881	(h)	727,891
Restricted cash	36,762	491	—		37,253	—		(1,874)		35,379
Rents and tenant receivables	60,476	16,060	—		76,536	(13,077)		(21,921)		41,538
Prepaid expenses and other assets	16,830	1,095	—		17,925	(1,739)		(2,955)		13,231
Deferred costs, net	4,034	204	(204)	(i)	4,034	—		—		4,034
Due from affiliates	—	—	—		—	—		—		—
Assets held for sale	1,301	—	—		1,301	—		—		1,301
Total assets	$5,080,859	$825,006	$177,842		$6,083,707	$(366,916)		$(492,453)		$5,224,338
LIABILITIES AND STOCKHOLDERS’ EQUITY
Credit facilities, notes payable and repurchase facilities, net	$2,776,215	$437,166	$700	(i)	$3,214,081	$(348,194)	(j)	$(497,378)	(j)	$2,368,509
Accrued expenses and accounts payable	36,935	4,397	—		41,332	(7,927)		(12,453)		20,952
Due to affiliates	15,124	15,690	(11,523)	(k)	19,291	2		—		19,293
Intangible lease liabilities, net	24,998	10,997	(5,033)	(c)	30,962	(3,296)		(5,872)		21,794
Distributions and redemptions payable	10,985	2,278	—		13,263	—		—		13,263
Deferred rental income, derivative liabilities and other liabilities	11,666	5,364	—		17,030	(2,092)		(4,230)		10,708
Total liabilities	2,875,923	475,892	(15,856)		3,335,959	(361,507)		(519,933)		2,454,519
Commitments and contingencies
Redeemable common stock	170,629	—	—		170,629	—		—		170,629
STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value per share	—	—	—		—	—		—		—
Common stock, $0.01 par value per share	3,625	293	454	(l)	4,372	—		—		4,372
Capital in excess of par value	2,991,308	489,010	47,801	(l)	3,528,119	—		—		3,528,119
Accumulated distributions in excess of earnings	(962,190)	(137,490)	145,443	(m)	(954,237)	(5,409)	(n)	27,698	(n)	(931,948)
Accumulated other comprehensive income (loss)	1,564	(3,391)	—		(1,827)	—		(218)	(o)	(2,045)
Total stockholders’ equity	2,034,307	348,422	193,698		2,576,427	(5,409)		27,480		2,598,498
Non-controlling interests	—	692	—		692	—		—		692
Total equity	$2,034,307	$349,114	$193,698		$2,577,119	$(5,409)		$27,480		$2,599,190
Total liabilities, redeemable common stock and stockholders’ equity	$5,080,859	$825,006	$177,842		$6,083,707	$(366,916)		$(492,453)		$5,224,338
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

CIM REAL ESTATE FINANCE TRUST, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2021
(in thousands, except share and per share amounts) (Unaudited)

	CMFT	CIM Income NAV	Merger Transaction Accounting Adjustments		Combined Company Pro - Forma	Disposition Transaction Accounting Adjustments				CMFT
	As Reported	As Reported				Initial Closing		Proposed Closing		Pro - Forma
	(a)	(a)				(b)		(b)
Revenues:
Rental and other property income	$223,026	$53,934	$795	(c)	$277,755	$(52,217)		$(62,317)		$163,221
Interest income	48,168	231	—		48,399	—		—		48,399
Total revenues	271,194	54,165	795		326,154	(52,217)		(62,317)		211,620
Operating expenses:
General and administrative	11,109	2,989	(4,266)	(d)	9,832	(17)		(59)		9,756
Property operating	32,632	3,160	—		35,792	(8,103)		(10,041)		17,648
Real estate tax	27,516	3,464	—		30,980	(8,386)		(10,146)		12,448
Expense reimbursements to related parties	8,387	3,114	(1,378)	(e)	10,123	(95)		(92)		9,936
Management fees	35,035	—	11,473	(f)	46,508	(436)	(f)	(423)	(f)	45,649
Advisory and performance fees	—	5,806	(5,806)	(g)	—	—		—		—
Transaction-related	37	—	—		37	—		—		37
Depreciation and amortization	73,186	20,189	6,782	(h)	100,157	(15,658)		(18,990)		65,509
Real estate impairment	5,268	563	—		5,831	(982)		—		4,849
Provision for credit losses	(1,101)	—	—		(1,101)	—		—		(1,101)
Total operating expenses	192,069	39,285	6,805		238,159	(33,677)		(39,751)		164,731
Gain on disposition of real estate, net	80,502	3,634	—		84,136	—		—		84,136
Merger-related expenses, net	(398)	(975)	1,373	(i)	—	—		—		—
Operating income	159,229	17,539	(4,637)		172,131	(18,540)		(22,566)		131,025
Other expense:
Gain on investment in CIM UII Onshore	—	7,590	—		7,590	—		—		7,590
Interest expense and other, net	(56,863)	(13,372)	791	(j)	(69,444)	4,487	(k)	14,581	(k)	(50,376)
Loss on extinguishment of debt	(4,729)	—	—		(4,729)	23		1		(4,705)
Total other expense	(61,592)	(5,782)	791		(66,583)	4,510		14,582		(47,491)
Net income	97,637	11,757	(3,846)		105,548	(14,030)		(7,984)		83,534
Net income allocated to noncontrolling interest	—	26	—		26	—		—		26
Net income attributable to the Company	$97,637	$11,731	$(3,846)		$105,522	$(14,030)		$(7,984)		$83,508

Common Stock:
Net income	$97,637	$11,731	$(3,846)		$105,522	$(14,030)		$(7,984)		$83,508
Basic and diluted weighted average number of common shares outstanding	362,387,909	29,783,655	44,877,170	(l)	437,048,734	—		—		437,048,734
Basic and diluted net income per common share	$0.27	$0.39	$—		$0.24	$—		$—		$0.19
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

CIM REAL ESTATE FINANCE TRUST, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020
(in thousands, except share and per share amounts) (Unaudited)

	CMFT	CIM Income NAV	Merger Transaction Accounting Adjustments		Combined Company Pro - Forma	Disposition Transaction Accounting Adjustments				CMFT
	As Reported	As Reported				Initial Closing		Proposed Closing		Pro - Forma
	(a)	(a)				(b)		(b)
Revenues:
Rental and other property income	$261,530	$72,596	$515	(c)	$334,641	$(57,240)		$(79,110)		$198,291
Interest income	29,393	345	—		29,738	—		—		29,738
Total revenues	290,923	72,941	515		364,379	(57,240)		(79,110)		228,029
Operating expenses:
General and administrative	15,385	5,512	(7,788)	(d)	13,109	(71)		(81)		12,957
Property operating	23,399	4,971	—		28,370	(6,716)		(12,061)		9,593
Real estate tax	27,691	5,703	—		33,394	(9,240)		(13,155)		10,999
Management and advisory fees and expenses	44,743	6,382	12,563	(f) (g)	63,688	(581)	(f)	(566)	(f)	62,541
Transaction-related	905	726	—		1,631	(8)		(9)		1,614
Depreciation and amortization	80,973	27,647	8,314	(h)	116,934	(17,380)		(21,567)		77,987
Real estate impairment	16,737	13,851	—		30,588	(5,365)		(7,180)		18,043
Provision for credit losses	68,356	—	—		68,356	—		—		68,356
Total operating expenses	278,189	64,792	13,089		356,070	(39,361)		(54,619)		262,090
Gain on disposition of real estate, net	27,518	627	—		28,145	—		—		28,145
Merger-related expenses, net	(2,193)	—	—		(2,193)	—		—		(2,193)
Merger termination fee income	7,380	—	—		7,380	—		—		7,380
Operating income (loss)	45,439	8,776	(12,574)		41,641	(17,879)		(24,491)		(729)
Other expense:
Loss on investment in CIM UII Onshore	—	(2,660)	—		(2,660)	—		—		(2,660)
Interest expense and other, net	(64,116)	(17,127)	1,259	(j)	(79,984)	3,505	(k)	18,533	(k)	(57,946)
Loss on extinguishment of debt	(4,841)	—	—		(4,841)	9		16		(4,816)
Total other expenses	(68,957)	(19,787)	1,259		(87,485)	3,514		18,549		(65,422)
Net loss	(23,518)	(11,011)	(11,315)		(45,844)	(14,365)		(5,942)		(66,151)
Net income allocated to noncontrolling interest	—	32	—		32	—		—		32
Net loss attributable to the Company	$(23,518)	$(11,043)	$(11,315)		$(45,876)	$(14,365)		$(5,942)		$(66,183)

Common Stock:
Net loss	$(23,518)	$(11,043)	$(11,315)		$(45,876)	$(14,365)		$(5,942)		$(66,183)
Basic and diluted weighted average number of common shares outstanding	311,808,605	31,457,553	43,203,272	(l)	386,469,430	—		—		386,469,430
Basic and diluted net loss per common share	$(0.08)	$(0.35)	$—		$(0.12)	$—		$—		$(0.17)
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

CIM REAL ESTATE FINANCE TRUST, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
TRANSACTION ACCOUNTING ADJUSTMENTS
The transaction accounting adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed consolidated financial information:
Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2021
(a)Reflects the historical unaudited condensed consolidated balance sheets for each of CMFT and CIM Income NAV as of September 30, 2021, which were included in the Quarterly Report on Form 10-Q for each company, each as filed with the Securities and Exchange Commission (the “SEC”) on November 15, 2021.
(b)Reflects the Company’s property-level historical financial position related to the properties involved in each of the Initial Closing and the Proposed Closing as of September 30, 2021, except for certain of the pro forma adjustments described below that are a direct result of the transaction.
Real estate assets; Intangible lease liabilities
(c)The acquired real estate related identifiable assets and liabilities assumed in connection with the Merger are reflected in the unaudited pro forma condensed consolidated balance sheet at their preliminary relative fair values. The preliminary relative fair values are based, in part, on a valuation prepared by us with assistance of a third-party valuation advisor. The acquired assets and assumed liabilities for an acquired property generally include, but are not limited to: land, buildings and improvements, and to identified intangible assets and liabilities, consisting of the value of above- and below-market leases and the value of in-place leases, and other intangibles, based in each case on their relative fair values. The adjustments reflected in the unaudited pro forma condensed consolidated balance sheet for real estate assets, intangible assets and intangible liabilities represent the differences between the preliminary relative fair value of condensed consolidated properties acquired by CMFT in connection with the Merger, and CIM Income NAV’s historical balances, which are presented as follows (in thousands):

	CIM Income NAV	Merger Transaction Accounting Adjustments	Preliminary Purchase Price Allocations
	As Reported
Land	$133,030	$26,540	$159,570
Building and improvements	610,753	30,511	641,264
Acquired in-place leases and other intangibles	89,808	13,164	102,972
Acquired above-market leases	13,213	(3,310)	9,903
Intangible lease liabilities	(10,997)	5,033	(5,964)
Fair value adjustment of assumed notes payable	—	(115)	(115)
Total estimated purchase price	$835,807	$71,823	$907,630
The fair value of the tangible assets of an acquired property (which includes land, buildings and improvements) are determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to land and buildings and improvements based on management’s determination of the relative fair value of these assets. Management determines the as-if-vacant fair value of a property using methods similar to those used by independent appraisers.
The determination of the fair values of above-market and below-market in-place leases requires the use of significant assumptions with regard to the current market rental rates, rental growth rates, capitalization and discount rates, interest rates and other variables. The above-market and below-market lease values are capitalized as intangible lease assets or liabilities. Above-market lease values are amortized as an adjustment of rental income over the remaining terms of the respective leases. Below-market leases are amortized as an adjustment of rental income over the remaining terms of the respective leases, including any fixed rate bargain renewal periods.
The fair values of in-place leases include an estimate of direct costs associated with obtaining a new tenant and opportunity costs associated with lost rentals that are avoided by acquiring an in-place lease. Direct costs associated with obtaining a new tenant include commissions, tenant improvements, and other direct costs and are estimated based on management’s consideration of current market costs to execute a similar lease. The value of opportunity costs is calculated using the contractual amounts to be paid pursuant to the in-place leases over a market absorption period for a similar lease. The fair value of in-place leases are capitalized as intangible lease assets. These intangible lease assets are amortized to expense over the remaining terms of the respective leases.

CIM REAL ESTATE FINANCE TRUST, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
Accumulated depreciation and amortization
(d)Reflects the elimination of CIM Income NAV’s historical accumulated depreciation and amortization of real estate assets as of September 30, 2021, including accumulated amortization of above- and below-market rents, as if the Merger had occurred on September 30, 2021 and the remaining useful lives of CIM Income NAV’s real estate assets were reset on that same day.
Investments in marketable securities
(e)Pursuant to the Purchase and Sale Agreement filed with the SEC on December 20, 2021 in the Company’s Current Report on Form 8-K, the Purchase Price includes the issuance of up to $53.4 million in value of AFIN Common Stock or AFIN OP Units to the Company, 50% of which was issued in AFIN Common Stock as part of the Initial Closing.
Cash and cash equivalents
(f)Reflects merger-related transaction costs incurred at closing, including legal, consulting and other professional fees.
(g)Reflects the $557.0 million in total consideration expected to be received under the Initial Closing, less certain other amounts including, but not limited to, the following: the issuance of $26.7 million of AFIN Common Stock to the Company (discussed in (e) above), the repayment of $23.1 million of certain mortgage notes due to the disposition of the underlying properties, the repayment of $325.1 million on the secured first lien mortgage loan, and $6.7 million in certain transaction costs.
(h)Reflects the $789.7 million in total consideration expected to be received under the Proposed Closing, less certain other amounts including, but not limited to, the following: the remaining 50% issuance of AFIN Common Stock or AFIN OP Units to the Company (discussed in (e) above), the assumption by the Purchaser of $357.2 million of certain mortgage notes, repayment of the remaining $126.8 million on the secured first lien mortgage loan, the repayment of a $13.4 million mortgage note due to the disposition of the underlying property, and $6.1 million in certain transaction costs.
Deferred costs, net; Credit facilities, notes payable and repurchase facilities, net
(i)Reflects adjustments to CIM Income NAV’s credit facility as if the Merger had occurred on September 30, 2021, including the elimination of CIM Income NAV’s deferred costs, net, the fair value adjustment of CIM Income NAV’s debt outstanding, and the write off of CIM Income NAV’s deferred financing costs related to debt outstanding.
(j)Reflects certain amounts expected to be repaid or assumed under the Initial Closing and the Proposed Closing as discussed in (g) and (h) above, including, but not limited to, the following: the repayment of certain mortgage notes due to the disposition of the underlying properties, the assumption by the Purchaser of certain mortgage notes, the repayment of the secured first lien mortgage loan and the repayment and early termination of an interest rate swap agreement on a mortgage note due to the disposition of the underlying property.
Due to affiliates
(k)Reflects the elimination of CIM Income NAV’s historical estimated liability for future stockholder servicing fees payable as of September 30, 2021. Historically, an estimated liability for future stockholder servicing fees payable was recognized at the time each share of CIM Income NAV common stock designated as Class D, Class T and Class S was sold and included in due to affiliates in CIM Income NAV’s condensed consolidated balance sheets. Upon the closing of the Merger, the distribution and stockholder servicing fee obligations relating to the CIM Income NAV common stock designated as Class D, Class T and Class S terminated.
Common stock; Capital in excess of par value
(l)Reflects adjustments to retire CIM Income NAV’s historical common stock and capital in excess of par value as if the Merger had occurred on September 30, 2021. Adjustments included the conversion of each share of CIM Income NAV common stock issued and outstanding as of September 30, 2021 into the right to receive CMFT common stock, as illustrated below:

CIM REAL ESTATE FINANCE TRUST, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Share conversion:	CIM Income NAV Shares as of September 30, 2021	Conversion Ratios	Converted CMFT Shares
D Shares	14,758,768	2.574	37,989,069
T Shares	13,481,241	2.510	33,837,915
S Shares	7,759	2.508	19,460
I Shares	1,073,372	2.622	2,814,381
Total	29,321,140		74,660,825

Adjustment to common stock:			(in thousands)
Elimination of historical CIM Income NAV par value			$(293)
Conversion of CIM Income NAV common stock into CMFT common stock (1)			747
Transaction accounting adjustment			$454

Adjustments to capital in excess of par value:			(in thousands)
Elimination of historical CIM Income NAV additional-paid-in capital			$(489,010)
Conversion of CIM Income NAV common stock into CMFT common stock (1) (2)			536,811
Transaction accounting adjustment			$47,801

(1) Each share of CMFT common stock has a par value of $0.01 per share included in common stock on the condensed combined balance sheets
(2) Each share of CMFT common stock has a net asset value (“NAV”) of $7.20 per share (as established by the board of directors on May 25, 2021 using a valuation date of March 31, 2021) included in capital in excess of par value on the condensed consolidated balance sheets

Accumulated distributions in excess of earnings
(m)Reflects the elimination of CIM Income NAV’s historical accumulated distributions in excess of earnings as if the Merger had occurred on September 30, 2021, adjusted for estimated transaction costs to be incurred upon closing.
(n)Reflects the estimated net increase in equity resulting from the Initial Closing and the Proposed Closing, net of the assumption by the Purchaser of certain mortgage notes.
Accumulated other comprehensive income
(o)Reflects the estimated gain resulting from the early termination of an interest rate swap agreement on a mortgage note due to the disposition of the underlying property.
Adjustments to the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2021 and the Year Ended December 31, 2020
(a)Reflects the historical unaudited condensed consolidated statements of operations for the nine months ended September 30, 2021, which were included in the Quarterly Report on Form 10-Q for each company, each as filed with the SEC on November 15, 2021, and the Annual Report on Form 10-K for each company, each as filed with the SEC on March 31, 2021, respectively.
(b)Reflects the Company’s property-level historical results of operations related to the properties involved in each of the Initial Closing and the Proposed Closing for the nine months ended September 30, 2021, and the Company’s property-level historical results of operations related to the properties involved in each of the Initial Closing and the Proposed Closing for the year ended December 31, 2020, except the pro forma adjustments described below that are a direct result of the transaction.

CIM REAL ESTATE FINANCE TRUST, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
Rental and other property income
(c)The historical total rental revenue for each of CMFT and CIM Income NAV represents fixed contractual payments from operating leases, certain tenant reimbursements for maintenance services (including common-area maintenance services or “CAM”, real estate taxes, insurance and utilities, straight-line rent and amortization of above and below-market rents associated with the leases in effect during the periods presented). The adjustments included in the unaudited pro forma statements of operations recalculate straight-line rent and the amortization of above and below-market rent as if the Merger had occurred on January 1, 2020.
General and administrative
(d)Reflects adjustments to general and administrative expenses due to the elimination of CIM Income NAV as a separate legal entity, including reductions in state income taxes, board of director costs, legal, audit and other professional services, as if the Merger had occurred on January 1, 2020.
Adjustments to the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2020 also include advisor reimbursements of certain operating expenses that have been prorated based on average equity under management, pursuant to the Management Agreement (as defined in the consolidated financial statements of CMFT for the fiscal year ended December 31, 2020), as if the Merger had occurred on January 1, 2020.
Expense reimbursements to related parties
(e)Reflects adjustments to expense reimbursements to related parties due to the elimination of CIM Income NAV as a separate legal entity, including reductions in advisor reimbursements of certain operating expenses that have been prorated based on average equity under management pursuant to the Management Agreement, as if the Merger had occurred on January 1, 2020.
Management fees
(f)Reflects adjustments to CMFT’s management fee during the periods presented, which has been pro-rated based on average equity under management pursuant to the Management Agreement as if the Merger, the Initial Closing and the Proposed Closing had occurred January 1, 2020.
Advisory and performance fees
(g)Reflects the elimination of CIM Income NAV’s historical advisory and performance fees as if the Merger had occurred on January 1, 2020.
Depreciation and amortization
(h)Reflects the estimated depreciation and amortization of real estate assets as if the Merger had occurred on January 1, 2020, using their preliminary relative fair values. Assets are depreciated or amortized using the straight-line method over the useful lives of the assets by class. Generally, buildings are depreciated over 40 years, site improvements are amortized over 15 years, and tenant improvements are amortized over the remaining life of the lease or the useful life, whichever is shorter.
Merger-related expenses, net
(i)Reflects the elimination of CMFT’s and CIM Income NAV’s historical merger-related expenses as if the Merger had occurred on January 1, 2020.
Interest expense and other, net
(j)Reflects the elimination of CIM Income NAV’s accumulated amortization of deferred financing costs. For certain terms of CMFT’s debt outstanding, see Note 9 — Credit Facilities, Notes Payable and Repurchase Facilities to the condensed consolidated financial statements in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2021 and Note 9 — Credit Facilities, Notes Payable and Repurchase Facilities to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
(k)Reflects reduced interest expense as a result of certain debt repayments and assumptions related to the properties involved in the Initial Closing and the Proposed Closing, including, but not limited to, the following: the repayment of certain mortgage notes due to the disposition of the underlying properties, the assumption by the Purchaser of certain mortgage notes, the

CIM REAL ESTATE FINANCE TRUST, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
repayment of the secured first lien mortgage loan, and certain adjustments for derivative instruments. For certain terms of CMFT’s debt outstanding, see Note 9 — Credit Facilities, Notes Payable and Repurchase Facilities to the condensed consolidated financial statements in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2021 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
(l)Reflects adjustments to retire CIM Income NAV’s historical weighted average shares outstanding as of September 30, 2021, and recalculate the weighted average shares outstanding and basic and diluted net income per common share of CMFT common stock as if the Merger occurred on January 1, 2020. Adjustments include the conversion of each of the approximately 14,758,768 Class D shares, 13,481,241 Class T shares, 7,759 Class S shares and 1,073,372 Class I shares of CIM Income NAV common stock issued and outstanding as of September 30, 2021 into the right to receive 2.574, 2.510, 2.508 and 2.622 shares, respectively, of CMFT common stock, or an aggregate of approximately 74,660,825 shares of CMFT common stock.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2022	CIM REAL ESTATE FINANCE TRUST, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)